UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-12

AGILE SOFTWARE CORPORATION
(Name of Registrant as Specified In Its Charter)
ORACLE CORPORATION
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Filed by Oracle Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Agile Software Corporation

Commission File No.: 0-27071

On May 15, 2007, Oracle Corporation published the following press release.

Contacts:	Karen Tillman	Krista Bessinger
	Oracle Public Relations	Oracle Investor Relations
	+1 650.607.0326	+1.650.506.4073
	Karen.Tillman@oracle.com	investor _us@oracle.com

Oracle Buys Product Lifecycle Management Leader Agile

Enables Oracle to Deliver Best-in-Class, Integrated, Enterprise PLM

REDWOOD SHORES, Calif., May 15, 2007 – Oracle announced today that it has agreed to acquire Agile Software Corporation (Nasdaq: AGIL), a leading provider of product lifecycle management (PLM) software solutions, through a cash merger for $8.10 per share, or approximately $495 million.

Agile’s PLM solutions help engineers, manufacturing and supply chain professionals and business executives drive the product innovation and introduction process, share product specifications and configurations and collaborate effectively across the supply chain in a variety of industries, including high-tech, life sciences, industrial manufacturing and consumer packaged goods. Agile’s solutions help customers make better product portfolio decisions, accelerate new product introduction, improve manufacturing quality and manage regulatory compliance. Customers of Agile include Acer, Flextronics International, GE Medical Systems, Harris, Heinz, Johnson & Johnson, Lockheed Martin, McDonald’s, Micron, QUALCOMM, Shell and ZF.

PLM is evolving into an enterprise-wide discipline that spans multiple product design systems and interacts with a wide-range of enterprise applications to manage the complete product lifecycle from concept and design, to production, sales and service. The combination of Agile and Oracle will create an integrated, enterprise-wide PLM solution. Additionally, Oracle’s commitment to open-standards based integration will enable users of other enterprise applications to utilize Agile’s best-in-class capabilities.

“Profitable product innovation is critical to product-based industries, making PLM one of the fastest growing application segments,” said Oracle President Charles Phillips. “The addition of Agile, which will serve as the foundation of our PLM offering, will further Oracle’s strategy of delivering industry-specific enterprise applications and allows us to offer yet another strategic application to SAP customers.”

“With over 1,250 PLM customers and over 10,000 visualization customers globally, Agile has a proven track record of rapid, successful implementations integrated to a wide range of ERP and CAD systems,” said Agile CEO Jay Fulcher. “By becoming part of Oracle we can bring Agile’s solutions to a wider audience and accelerate the advance of Enterprise PLM.”

The merger is subject to stockholder and regulatory approval and other customary closing conditions and is expected to close in mid to late July 2007. More information is available at http://www.oracle.com/Agile.

About Oracle

Oracle (NASDAQ: ORCL) is the world's largest enterprise software company. More information about Oracle can be found on the web at www.oracle.com.

# # #

Trademarks

Oracle is a registered trademark of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Agile including statements that involve risks and uncertainties concerning Oracle's proposed acquisition of Agile.   Actual events or results may differ materially from those described in this press release due to a number of risks and uncertainties, many of which are beyond the control of Oracle and Agile. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, general economic conditions and industry specific conditions.  In addition, please refer to the documents that Oracle and Agile, respectively, file with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle and Agile’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Agile.  Oracle and Agile are under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

Additional Information About the Merger and Where to Find It

Agile will file with the SEC a proxy statement and Agile and Oracle will file other relevant materials in connection with the proposed acquisition of Agile by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Aqua Acquisition Corp., a wholly-owned subsidiary of Oracle, and Agile. The materials to be filed by Agile with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders of Agile are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

Oracle and certain of Oracle's executive officers and directors may be deemed to be participants in the solicitation of proxies of Agile stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle's executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available.

Agile and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Agile stockholders in favor of the proposed transaction.  Certain executive officers and directors of Agile have interests in the transaction that may differ from the interests of stockholders generally.  These interests will be described in the proxy statement when it becomes available.

Filed by Oracle Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Agile Software Corporation

Commission File No.: 0-27071

On May 15, 2007, Oracle Corporation posted the following information on its website.

Oracle and Agile

Read the press release: Oracle Buys Product Lifecycle Management Leader Agile

On May 15, 2007, Oracle announced that it has entered into an agreement to acquire Agile, a leading provider of product lifecycle management (PLM) software solutions. We expect the transaction to close in July 2007, subject to stockholder and regulatory approval and other customary closing conditions. Until the deal closes, each company will continue to operate independently, and it is business as usual.

Agile’s PLM solutions drive the product innovation and introduction process in a variety of industries, including high-tech, life sciences, industrial manufacturing and consumer packaged goods. Agile’s solutions help customers make better product portfolio decisions, collaborate across design and supply chain partners, accelerate new product introduction and manage compliance. The combination of Agile and Oracle’s leading enterprise applications will create a best-in-class, integrated enterprise PLM solution.

INFORMATION FOR CUSTOMERS AND PARTNERS

-Letter to customers from John Wookey, Senior Vice President, Applications Development, Oracle outlining the benefits of the combination

-Letter to partners from Doug Kennedy, Vice President of Alliances & Channels, Oracle outlining the benefits of the combination

-Overview and Frequently Asked Questions (PDF)

-Learn more about what the combination of Oracle and Agile (PDF) will mean for our customers and partners

NEWS AND EVENTS

Press release: Oracle Buys Product Lifecycle Management Leader Agile

CONTACT ORACLE

Email to:

contact.oracle@oracle.com

1.650.633.4490

1.800.633.0925

(toll free in the United States)

SUPPORT, SERVICE, AND SALES INFORMATION

Agile customers and partners: Please use your existing contacts for professional support, services, and sales.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document contains certain forward-looking statements about Oracle and Agile including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Agile. Actual events or results may differ materially from those described in this press release due to a number of risks and uncertainties, many of which are beyond the control of Oracle and Agile. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, general economic conditions and industry specific conditions. In addition, please refer to the documents that Oracle and Agile, respectively, file with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle and Agile’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Agile. Oracle and Agile are under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Agile will file with the SEC a proxy statement and Agile and Oracle will file other relevant materials in connection with the proposed acquisition of Agile by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Aqua Acquisition Corp., a wholly-owned subsidiary of Oracle, and Agile. The materials to be filed by Agile with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Agile are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

Oracle and certain of Oracle’s executive officers and directors may be deemed to be participants in the solicitation of proxies of Agile stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available.

Agile and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Agile stockholders in favor of the proposed transaction. Certain executive officers and directors of Agile have interests in the transaction that may differ from the interests of stockholders generally. These interests will be described in the proxy statement when it becomes available.

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Filed by Oracle Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Agile Software Corporation

Commission File No.: 0-27071

On May 15, Oracle Corporation posted the following letter to Oracle customers on its website. The following letter will also be sent to Oracle customers globally.

TO: Oracle Customers

FR: John Wookey

DT: May 15, 2007

Subject: Oracle Buys Product Lifecycle Management Leader Agile

On May 15, 2007, Oracle announced that it has entered into an agreement to acquire Agile, a leading provider of product lifecycle management (PLM) software solutions. We expect the transaction to close in July 2007, subject to stockholder and regulatory approval and other customary closing conditions. Until the deal closes, each company will continue to operate independently, and it is business as usual.

Agile’s PLM solutions drive the product innovation and introduction process in a variety of industries, including high-tech, life sciences, industrial manufacturing and consumer packaged goods. These solutions help Agile’s 1,250 global PLM customers make better product portfolio decisions, collaborate across design and supply chain partners, accelerate new product introduction and manage compliance. In addition, through its Cimmetry Systems division, Agile has over 10,000 customers and is the industry standard for collaborative visualization.

As PLM evolves into an enterprise-wide discipline, it must span multiple product design systems, interact with a wide-range of enterprise applications and manage the complete product lifecycle from concept and design, to production, sales and service. The combination of Agile’s best in class PLM solutions, together with Oracle’s leading solutions in CRM, SCM and ERP will create a best-in-class, integrated, enterprise PLM solution. Additionally, Oracle’s commitment to open, standards-based integration will enable users of other, non-Oracle enterprise applications to utilize Agile’s best-in-class capabilities.

The anticipated benefits to our customers include:

o	Manage product information, processes, and decisions, across the lifecycle and across the global product network of design and supply chain partners
o	Manage product information across multiple design systems, with an agnostic approach to CAD and other authoring systems
o	Fully integrate with customer enterprise architecture - manufacturing, supply chain, fulfillment, service and customer - leveraging existing IT investments
o	Take advantage of proven 3rd party connectors that support integration with Oracle Applications and with SAP
o	Reduce total cost of ownership while increasing customers’ ability to operate an integrated, information driven enterprise

Oracle plans to continue to sell and support Agile products as standalone and as an integrated solution with both Oracle and non-Oracle environments. Existing customers of Oracle PLM will be supported and protected by Oracle, and customers will have the option to gain access to Agile’s best-of-breed product lifecycle management solutions and to their domain expertise. In addition, Oracle plans to continue its investment in the complementary product Oracle PIM Data Hub, with a planned integration to Agile PLM. This further strengthens our product master data management role in consolidating and managing the enterprise product record across heterogeneous environments.

We are excited about this acquisition and how it will strengthen our ability to provide product lifecycle management across our customers’ enterprises. Oracle representatives will be reaching out to you to answer any questions that you may have. More information about the transaction can be found at www.oracle.com/Agile.

Sincerely,

John Wookey

Senior Vice President, Applications Development

Oracle

This document is for informational purposes only and may not be incorporated into a contract.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Agile including statements that involve risks and uncertainties concerning Oracle's proposed acquisition of Agile.   Actual events or results may differ materially from those described in this press release due to a number of risks and uncertainties, many of which are beyond the control of Oracle and Agile. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, general economic conditions and industry specific conditions.  In addition, please refer to the documents that Oracle and Agile, respectively, file with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle and Agile’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Agile.  Oracle and Agile are under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

Additional Information About the Merger and Where to Find It

Agile will file with the SEC a proxy statement and Agile and Oracle will file other relevant materials in connection with the proposed acquisition of Agile by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Aqua Acquisition Corp., a wholly-owned subsidiary of Oracle, and Agile. The materials to be filed by Agile with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders of Agile are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

Oracle and certain of Oracle's executive officers and directors may be deemed to be participants in the solicitation of proxies of Agile stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle's executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available.

Agile and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Agile stockholders in favor of the proposed transaction.  Certain executive officers and directors of Agile have interests in the transaction that may differ from the interests of stockholders generally.  These interests will be described in the proxy statement when it becomes available.

Filed by Oracle Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Agile Software Corporation

Commission File No.: 0-27071

On May 15, Oracle Corporation posted the following letter to Oracle partners on its website. The following letter will also be sent to Oracle partners globally.

TO: Oracle Partners

FR: Doug Kennedy

DT: May 15, 2007

Subject: Oracle Buys Product Lifecycle Management Leader Agile

On May 15, 2007, Oracle announced that it has entered into an agreement to acquire Agile, a leading provider of product lifecycle management (PLM) software solutions. We expect the transaction to close in July 2007, subject to stockholder and regulatory approval and other customary closing conditions. Until the deal closes, each company will continue to operate independently, and it is business as usual.

Agile’s PLM solutions drive the product innovation and introduction process in a variety of industries, including high-tech, life sciences, industrial manufacturing and consumer packaged goods. These solutions help Agile’s 1,250 global PLM customers make better product portfolio decisions, collaborate across design and supply chain partners, accelerate new product introduction and manage compliance. In addition, through its Cimmetry Systems division, Agile has over 10,000 customers and is the industry standard for collaborative visualization.

As PLM evolves into an enterprise-wide discipline, it must span multiple product design systems, interact with a wide-range of enterprise applications and manage the complete product lifecycle from concept and design, to production, sales and service. The combination of Agile’s best in class PLM solutions, together with Oracle’s leading solutions in CRM, SCM and ERP will create a best-in-class, integrated, enterprise PLM solution. Additionally, Oracle’s commitment to open, standards-based integration will enable users of other, non-Oracle enterprise applications to utilize Agile’s best-in-class capabilities.

The anticipated benefits to our customers include:

o	Manage product information, processes, and decisions, across the lifecycle and across the global product network of design and supply chain partners
o	Manage product information across multiple design systems, with an agnostic approach to CAD and other authoring systems
o	Fully integrate with customer enterprise architecture - manufacturing, supply chain, fulfillment, service and customer - leveraging existing IT investments
o	Take advantage of proven 3rd party connectors that support integration with Oracle Applications and with SAP
o	Reduce total cost of ownership while increasing customers’ ability to operate an integrated, information driven enterprise

Oracle plans to continue to sell and support Agile products as standalone and as an integrated solution with both Oracle and non-Oracle environments. Existing customers of Oracle PLM will be supported and protected by Oracle, and customers will have the option to gain access to Agile’s best-of-breed product lifecycle management solutions and to their domain expertise. In addition, Oracle plans to continue its investment in the complementary product Oracle PIM Data Hub, with a planned integration to Agile PLM. This further strengthens our product master data management role in consolidating and managing the enterprise product record across heterogeneous environments.

After the transaction is complete, Oracle and Agile partners will benefit by working with a single vendor to address customer needs for product lifecycle management. Oracle partners are expected to benefit from Agile’s best-in-class solutions for PLM. Agile partners are expected to benefit from Oracle’s increased support of Agile partners and increased investment in Agile products. Both companies’ partners are expected to benefit from the complementary solutions that provide an opportunity to increase business value and drive down cost of ownership throughout an integrated, standards-based enterprise software stack.

We are excited about this acquisition and how it will strengthen our ability to provide product lifecycle management across our customers’ and your customers’ enterprises. More information about the transaction can be found at www.oracle.com/Agile.

Sincerely,

Doug Kennedy

Vice President, Alliances and Channels

Oracle

This document is for informational purposes only and may not be incorporated into a contract.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Agile including statements that involve risks and uncertainties concerning Oracle's proposed acquisition of Agile.   Actual events or results may differ materially from those described in this press release due to a number of risks and uncertainties, many of which are beyond the control of Oracle and Agile. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, general economic conditions and industry specific conditions.  In addition, please refer to the documents that Oracle and Agile, respectively, file with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle and Agile’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Agile.  Oracle and Agile are under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

Additional Information About the Merger and Where to Find It

Agile will file with the SEC a proxy statement and Agile and Oracle will file other relevant materials in connection with the proposed acquisition of Agile by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Aqua Acquisition Corp., a wholly-owned subsidiary of Oracle, and Agile. The materials to be filed by Agile with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders of Agile are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

Oracle and certain of Oracle's executive officers and directors may be deemed to be participants in the solicitation of proxies of Agile stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle's executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available.

Agile and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Agile stockholders in favor of the proposed transaction.  Certain executive officers and directors of Agile have interests in the transaction that may differ from the interests of stockholders generally.  These interests will be described in the proxy statement when it becomes available.

Oracle and Agile Acquisition Announcement
Enables Oracle to Deliver Best-in-Class, Integrated,
Enterprise PLM

May 15, 2007

Filed by Oracle Corporation
Pursuant to Rule 14a-12
Under the Securites Exchange Act of 1934
Subject Company: Agile Software Corporation
Commission File No.: 0-27071

On May 15, 2007, Oracle Corporation posted the following acquisition announcement presentation on its website.

Cautionary Statement Regarding Forward-Looking Statements
This document contains certain forward-looking statements about Oracle and Agile including statements that involve risks and uncertainties
concerning Oracle's proposed acquisition of Agile.   Actual events or results may differ materially from those described in this press release due to a number of risks and uncertainties, many of which are beyond the control of Oracle and Agile. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, general economic conditions and industry specific conditions.  In addition, please refer to the documents that Oracle and Agile, respectively, file with the Securities and Exchange
Commission on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle and Agile’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Agile.  Oracle and Agile are under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

Additional Information About the Merger and Where to Find It

Agile will file with the SEC a proxy statement and Agile and Oracle will file other relevant materials in connection with the proposed acquisition of Agile by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Aqua Acquisition Corp., a wholly-owned subsidiary of Oracle, and Agile. The materials to be filed by Agile with the SEC, may be obtained free of charge at the SEC's web site at
www.sec.gov. Investors and security holders of Agile are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

Oracle and certain of Oracle's executive officers and directors may be deemed to be participants in the solicitation of proxies of Agile stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle's executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available.

Agile and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Agile stockholders in favor of the proposed transaction.  Certain executive officers and directors of Agile have interests in the transaction that may differ from the interests of stockholders  generally.  These interests will be described in the proxy statement when it becomes available.The above is for informational purposes only and may not be incorporated into a contract.

The following is intended to outline our general product direction.  It is intended for information purposes only, and may not be incorporated into
any contract.   It is not a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decision.  The development, release, and timing of any features or functionality described for Oracle’s products remains at the sole discretion of
Oracle.

What We Are Announcing

Oracle has agreed to acquire Agile

$8.10 a share, subject to required approvals

Transaction expected to close in July 2007

Agile is a leading provider of Product Lifecycle Management (PLM) applications with deep industry and domain expertise

Public company (NASDAQ: AGIL) - headquartered in San Jose, CA, USA with 800+ employees worldwide and trailing twelve month revenue in excess of $130M (Jan ‘07)

Agile has one of the largest PLM install base of 1,250+ industry leading customers

Agile also provides the industry leading collaborative visualization solution with over 10,000 customers

Agile PLM solutions help companies drive profits, accelerate innovation, improve quality and ensure regulatory compliance

Combination of Agile and Oracle will create best-in-class, integrated, Enterprise PLM solution

PLM is a strategic focus for Oracle and our customers

Agile’s solutions complement Oracle’s leading enterprise applications and infrastructure

Establishes an open Enterprise PLM solution integrated across multiple product design systems which interacts with a wide range of enterprise applications such as Oracle,
JD Edwards and SAP

Combination provides the most comprehensive end-to-end PLM solution that enables customers to manage the complete product lifecycle from concept and design, to production, sales and service

Strategic Importance of PLM to Oracle

PLM is one of the fastest growing enterprise application segments

License spend estimated to reach $7.3 billion in 2009; 11%+ CAGR growth. By 2009,
PLM is projected to be third largest segment in enterprise applications*

Product innovation is a business imperative to drive growth and differentiation

PLM is evolving into an enterprise-wide, cross-functional discipline across all lines of business

Effective product innovation requires management and coordination of product information, processes and decisions, across all lines of business and across the extended design and supply chain

This requires PLM to span multiple design systems and to have integrations with many enterprise applications

The trend also means that PLM is often part of an overall enterprise decision

Oracle is in a strong position to grow Enterprise PLM

Oracle is a technology leader with best-in-class capabilities in ERP, SCM, CRM,
HCM, BI, and MDM/PIM applications, as well as industry-specific applications

PLM is a natural fit and a strong complement to Oracle’s current technology and enterprise application solutions, supporting Oracle’s strategy of providing the industry’s most comprehensive and compelling Enterprise Applications

* Source: AMR Research, 2006; CAD and Direct Material Sourcing are not part of PLM revenue

ORACLE
ERP
SIEBEL
CRM
agile
ENTERPRISE
PLM
PLM PLATFORM
CONCEPT
DESIGN & DEVELOP
PROTOTYPE & PILOT
LAUNCH & RAMP
PRODUCTION
SERVICE & SUPPORT
PHASE-OUT & DISPOSAL
SCM
ORACLE

5

Enterprise PLM Value Proposition

Common Information, Integrated
Processes, Better Decisions

Manage enterprise product record

Integrated PLM processes, e.g.

Capture voice of customer through
CRM

Link supply chain constraints to
design and sourcing decisions
(DFX)

Make better product decisions using
demand forecast, resource
constraints, plant/supply variations

Delivers Increased Value

Reduced time, cost, quality leakage

More predictable innovation

Reduced supply chain disruption

Increased customer satisfaction

Reduced IT costs

New Product
Introduction

Product

Innovation

Order to Fulfill

Why Agile?

Agile is a best-in-class leader in Enterprise PLM

Strong, highly referenceable install base of over 1,250 global customers, many of which are leaders in their industries

Particular industry strength in electronics & high tech and industrial manufacturing, as well as emerging industries such as life sciences, CPG, and food & beverage

Agile’s broad suite of business ready, best practice enterprise PLM applications supports integration across many leading CAD and ERP systems

Agile products and expertise increase Oracle’s competitiveness

Agile has deep domain and industry expertise that complements Oracle

Agile consistently competes and wins against SAP and CAD competitors

Agile is a strategic application in many SAP and non-Oracle accounts

Agile has the most complementary product suite for Oracle

Agile runs on Oracle, 98% of Agile’s customers are Oracle technology customers and over 40% are Oracle Applications customers

Modern, open, standards-based architecture, compatible with Oracle Fusion
Middleware and Fusion Application stack

Agile is a member of Oracle PartnerNetwork (OPN)

Proven, widely deployed 3rd party integrations with Oracle, JD Edwards and SAP

Agile Product Portfolio Management
Agile Engineering Collaboration
Agile Enterprise Visualization
Agile Product Collaboration
Agile Product Cost Management
Agile Product Quality Management
Agile Product Governance & Compliance
agile
ENTERPRISE PRODUCT RECORD
PLM PLATFORM

ORACLE
7

Agile Solutions

Agile 9

Industry leading, best-in-class
Enterprise PLM solution

Leader in Hi-Tech, Life Sciences,
Electronics and Discrete
Packaging

Industry best practice solutions

Agile Advantage – Lower TCO
PLM solution for SME (On
Demand  and On Premise)

Agile e6  – PLM for complex
engineering environments

Cimmetry – Industry leading
collaborative visualization solution

Agile Prodika – End-to-end PLM
for CPG and Food & Beverage

agile
Life Sciences
Automotive
Industrial Products
Aerospace & Defense
Electronics & High Tech
Consumer Packaged Goods
CooperVision
Drägermedical
tyco Healthcare
GE Medical Systems
PHILIPS
GN ReSound
HAEMONETICS
Abbott Diabetes Care
GORE
Johnson & Johnson
Medtronic
MAGNA STEYR
INTIER
TRW
ZF
KNORR-BREMSE
ThyssenKrupp Automotive
ALPS
FTE automotive
handtmann
metaldyne
SATURN Electronics & Engineering, Inc.
SIEMENS
ABB
EACO
ThyssenKrupp
PRECOR
semiconductor equipment
EATON
VATECH
Honeywell
HEIDENHAIN
KUKA
HARRIS
ViaSat
HARTZELL
KOLLMORGEN Electro-Optical
LOCKHEED MARTIN
ZODIAC
Ball
Quanta Computer
Panasonic
HITACHI
ALCATEL
Kodak
SPANSION
SIEMENS
FLEXTRONICS
SHARP
NEC
palm
acer
Micron
QUALCOMM
ELCOTEQ
DELL
FOXCONN
Albertsons
Playtex
JohnsonDiversey
BELL
HERBALIFE
Heinz
Bayer
NUMICO
Philips Sonicare

ORACLE
8

Agile Customers
Over 11,000 total customers (1,250+ PLM and 10,000+ Cimmetry)

Cisco

Apple

GSK

Philip

Morris

International

Tyson

Foods

Coca Cola

- Amkor Technology
- Brocade
- Harris
- Dish Network
- Emulex
- ESCO
- Extreme Networks
- Finisar
- GE Medical Systems
- Harmonic
- Herbalife
- Hewlett Packard
- Hologic
- InFocus
- invitrogen
- Kyocera
- Linksys
- Logitech
- National Instruments
- QLogic
- Qualcomm
- Quantum
- Sanmina-SCI
- SonoSite
- Ventana
- ViaSat
- Wyse

- Bayer
- Bell
- ConAgra Foods
- Conexant
- Foxconn
- Heinz
- Hitachi
- Intermatic
- IFF
- Jabil Circuit
- JohnsonDiversey
- LSI Logic
- Lucent Technologies
- Micron
- Panasonic
- Philips
- Playtex
- Siemens
- Symbol
- tellabs
- ZF

ORACLE
9

Open Enterprise PLM Leader

Sample Agile/Oracle Applications
Customers

Sample Agile/SAP Applications
Customers

Cisco

Apple

Philip Morris

International

Tyson

Foods

Coca Cola

Agile

Solution:

Global deployment of Oracle 11i E-Business Suite including
Advance Planning and Supply Chain products, Siebel CRM
and PeopleSoft HCM

Oracle

Solution:

“Agile provides us
with the
advanced
engineering and
collaboration
features that will
ensure we
continue to be at
the forefront of
wireless
technology.”

Norm Fjeldheim
Sr. Vice President
and Chief
Information Officer

Ensured regulatory compliance with secure product data and
enhanced history tracking

Reduced cycle time from days to minutes for data iterations
with contract manufacturers

Saved money and time by eliminating suspect data, failures
and errors with one true source for all product information

Provided global, 24/7 accessibility to product information

Business
Results:

Deployed Agile PLM to over 6,500 external and internal users in all 6 business units worldwide

Slow product development due to scattered product
information across global manufacturing sites

High costs of data integration failures and errors

Lack of user-specific secure, regulated, global access to data

Business

Challenges:

Qualcomm
Joint Customer Example

Agile

Solution:

Global deployment of PeopleSoft ERP and Supply Chain
Management along with Siebel CRM

Oracle

Solution:

Robust central repository of product data across the
enterprise

Facilitated secure and real time collaboration across global product design, manufacturing, and partners

Engineering change cycle time reduced by 66%

Ensured compliance to regulations automatically - export
control efficiencies

Business
Results:

Broadest deployment of end-to-end Agile PLM modules
globally - throughout all divisions & HQ

Delays in time to market due to lack of data, collaboration
and process between manufacturing and purchasing

Low visibility into quality, cost and availability in supply chain

Inability to track hazardous content in finished products

Business

Challenges:

Harris
Joint Customer Example

“We've leveraged Agile's
key strengths of being
rapidly deployable,
adaptable for
configuration to our
changing needs, and
friendly to use across
multiple business units.
Many of our internal
users have come to
depend heavily upon
Agile.We continue to
find more opportunities
to utilize Agile  to
deliver new capabilities
which will further the
utilization of product
data to deliver bottom
line business value.”

Bill Miller
VP-Information services
and CIO

Expected Customer and Partner Benefits

Agile Customers

Customer investments in Agile products will be protected as Agile becomes the foundation for Oracle’s PLM strategy

Agile products will be available standalone and integrated with both Oracle and non-Oracle environments

Increased R&D investment in Agile products

Access to Oracle’s global support and services organizations

Oracle Customers

Best-in-class Product Lifecycle Management applications, compatible and integrated with Oracle Applications

Access to Agile domain expertise in PLM

Customer investments in existing Oracle PLM will be supported and protected

Oracle and Agile Partners

ISVs: Broader opportunities to embed technology

SIs: Strategic partner for best and most complete PLM applications, ERP applications, and infrastructure software

VARs: Expanded opportunities for value-added solutions

Summary: Enterprise PLM Leadership

Creates best-in-class, integrated, Enterprise PLM

Industry leading PLM solution with large referenceable install base of 1,250+ customers

Oracle’s leading enterprise applications (SCM, ERP, CRM, HRC, BI, MDM) and infrastructure (Database and Middleware)

Establishes an open Enterprise PLM solution integrated across multiple product design systems which interacts with a wide range of enterprise applications

Provide a more competitive differentiated solution

Agile is proven best-in-class solution compared to products from enterprise application vendors like SAP; solutions from CAD-vendors lack an enterprise orientation

Provide lower TCO through a solution from a single vendor who can provide technology, leading applications, domain expertise and global coverage

Built on modern, standards-based technology foundation

Leveraging J2EE and hot-pluggable Oracle technology infrastructure

Flexible integration framework using open XML and PDX, adaptable to Oracle’s standards-based Application Integration Architecture (AIA)

Accelerates the adoption of Enterprise PLM,

and positions Oracle as the leader in capability and vision

Next Steps

Public announcement

May 15, 2007

Communicate with all stakeholders

Press and analyst briefings: May 15 and 16, 2007

Customer briefings: Starting on May 15, 2007

Complete transaction

Obtain shareholder and regulatory approvals and satisfy other customary conditions

Expect to close in July 2007

More information can be found at:

www.Oracle.com/Agile or www.Agile.com/Oracle

Filed by Oracle Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Agile Software Corporation

Commission File No.: 0-27071

On May 15, Oracle Corporation posted the following frequently asked questions on its website.

Oracle	Agile

Overview and Frequently Asked Questions

OVERVIEW

Oracle Buys Agile: Creates Best-in-Class, Integrated Enterprise Product Lifecycle Management

John – this is an entirely new overview section that replaces in its entirety the old overview section.

On May 15, 2007, Oracle announced that it has entered into an agreement to acquire Agile, a leading provider of product lifecycle management (PLM) software solutions. We expect the transaction to close in July 2007, subject to stockholder and regulatory approval and other customary closing conditions. Until the deal closes, each company will continue to operate independently, and it is business as usual.

Agile’s PLM solutions drive the product innovation and introduction process in a variety of industries, including high-tech, life sciences, industrial manufacturing and consumer packaged goods. These solutions help Agile’s 1,250 global PLM customers make better product portfolio decisions, collaborate across design and supply chain partners, accelerate new product introduction and manage compliance. In addition, through its Cimmetry Systems subsidiary, Agile has over 10,000 customers and is the industry standard for collaborative visualization.

As PLM evolves into an enterprise-wide discipline, it must span multiple product design systems, interact with a wide-range of enterprise applications and manage the complete product lifecycle from concept and design, to production, sales and service. The combination of Agile’s best in class PLM solutions, together with Oracle’s leading solutions in CRM, SCM and ERP will create a best-in-class, integrated, enterprise PLM solution. Additionally, Oracle’s commitment to open, standards-based integration will enable users of other, non-Oracle enterprise applications to utilize Agile’s best-in-class capabilities.

The anticipated benefits to our customers include:

o	Manage product information, processes, and decisions, across the lifecycle and across the global product network of design and supply chain partners
o	Manage product information across multiple design systems, with an agnostic approach to CAD and other authoring systems
o	Fully integrate with customer enterprise architecture - manufacturing, supply chain, fulfillment, service and customer - leveraging existing IT investments
o	Take advantage of proven 3rd party connectors that support integration with Oracle Applications and with SAP
o	Reduce total cost of ownership while increasing customers’ ability to operate an integrated, information driven enterprise

Oracle plans to continue to sell and support Agile products as standalone and as an integrated solution with both Oracle and non-Oracle environments. Existing customers of Oracle PLM will be supported and protected by Oracle, and customers will have the option to gain access to Agile’s best-of-breed product lifecycle management solutions and to their domain expertise.  In addition, Oracle plans to continue its investment in the complementary product Oracle PIM Data Hub, with a planned integration to Agile PLM.  This further strengthens our product master data management role in consolidating and managing the enterprise product record across heterogeneous environments.

CUSTOMER BENEFITS

The proposed combination of Oracle and Agile is expected to result in several benefits to customers after the close of the transaction:

•	Delivers a best-in-class, integrated, enterprise PLM solution that is expected to:
o	Manage the complete product lifecycle – from innovation, customer needs management, new product development and introduction, high-volume sales to service and maintenance
o	Manage product information across multiple design systems – CAD agnostic and other types of design systems e.g software source systems
o	Fully integrated into customer enterprise architecture - manufacturing, supply chain, fulfillment, service and customer
•	Enhances a company’s ability to:
o	Accelerate new product development and introductions
o	Manage product innovation and capture the voice of the customer
o	Manage and control enterprise product data
o	Manage compliance throughout the product lifecycle
o	Make better decisions across the product portfolio
o	Reduce direct material costs
o	Reduce warranty and service costs
o	Manage product demand chain and supply chains optimally
•	Reduces total cost of ownership by reducing costs to integrate disparate enterprise systems.
•	Global 24x7 distribution and support network for streamlined commercial relationships

PARTNER BENEFITS

The proposed combination of Oracle and Agile is expected to offer many key benefits to partners after the close of the transaction:

•	Broadens existing ISV and developer partnerships, and an opportunity to establish new partnerships to complete an end-to-end solution footprint for product lifecycle management.

•	System integrators and partners specializing in product lifecycle management will have the opportunity to provide world-class solutions to customers across multiple industries.

•	Partners will be able to work with a single vendor to address customer needs for PLM
o	Benefit from Oracle’s worldwide resources and partner investment
o	Benefit from Agile’s best-in-class PLM suite solutions
o	Preserve partners’ investments and experience with Agile

FREQUENTLY ASKED QUESTIONS

Product Overview and Strategy

Q.	What products does Agile offer and support?
A.	Agile offers the following solutions:

o

Agile 9 - A9, Agile’s flagship product for managing the enterprise product record throughout the product lifecycle. Agile 9 supports the enterprise product lifecycle business processes, technology platform, and integration requirements of companies in the aerospace and defense, automotive, consumer packaged goods, electronics, industrial products, and life sciences industries. With Agile 9, global enterprises have an unprecedented breadth of capabilities for harnessing the product record as the key intellectual asset to drive competitive advantage, innovation, profitability, compliance, and long-term growth.

o

Agile e6 - focuses on organizing and managing product design assets to support globally distributed engineering teams. It is specifically designed for complex engineering organizations in the automotive, aerospace & defense, and industrial machinery industries to manage complex products throughout the product lifecycle. With its unique capabilities for the early development phase, Agile e6 helps companies deliver a higher rate of success on new product introductions.

o

Agile Prodika – provides an integrated and comprehensive suite of software and services for collaborative product lifecycle management for consumer packaged goods companies, especially the food & beverage sector.

o	Agile Advantage - delivers the benefits of PLM quickly, with the flexibility, fast time to benefit, and low total cost of ownership that is crucial to small and medium enterprises.
o

Cimmetry - offers collaborative product visualization for over 450+ different authoring formats specifically focused on enabling the use of 2D and 3D mechanical CAD (MCAD) and electronic design automation (EDA/ECAD) information across the extended enterprise. Cimmetry solutions make rich, highly specialized design information available to both technical and non-engineering users including stakeholders such as customers, product definition groups, engineering, purchasing, planning, suppliers, marketing, sales and service without the need for highly specialized, expensive CAD tools

Q.	How will this acquisition impact on-going development of Agile solutions?

A:          Until the closing of the acquisition, Agile and Oracle remain separate companies. Agile intends to continue to deliver enhancements and improvements to its products as currently contemplated. After the closing, Agile and Oracle plan to provide continuity in roadmap and direction. Oracle plans to support and protect customers’ investments in Agile applications. Research and development investments in Agile solutions are expected to increase after the closing as it will then have the backing of Oracle’s $1.9B R&D budget.

Q. How does Agile fit into Oracle’s overall applications strategy?

A. PLM is a strategic focus for Oracle and its customers. Profitable product innovation is critical to product-based industries, making PLM one of the fastest growing application segments. The addition of Agile, which will serve as the foundation of Oracle’s PLM strategy, further supports Oracle’s strategy of providing the industry’s most comprehensive and compelling enterprise applications. Agile’s best-in-class PLM capabilities, combined with Oracle’s leading existing enterprise applications such SCM, ERP and CRM, will create a best-in-class, integrated, enterprise PLM solution in the industry.

o

Oracle offers leading, enterprise class SCM, CRM, HCM, CRM, BI, database and infrastructure software across our family of offerings – Oracle E-Business Suite, PSFT, JDE, Siebel and industry specific business solutions

o

Oracle offers Master Data Management (MDM) applications, including Product Information Management (PIM) Data Hub, a natural adjunct to PLM to consolidate and create single source of truth of enterprise product record across heterogeneous environments.

o

Virtually all businesses must manage “Demand”, “Supply” and “Product” effectively to compete. Oracle has industry leading solutions in Demand Management (e.g. Siebel, Demantra) and Supply Management (e.g. APS, OTM, EBS). Agile now completes the critical third leg of “Product.”

o	Oracle’s customers across all industries have told us that PLM is an integral part of their enterprise applications suite and one of their highest priorities

Q.	Will Oracle continue to support customers running Agile solutions on non-Oracle databases?
A.	Oracle plans to continue to support Agile’s products on alternative databases to serve customer needs.

Q.	Will Oracle continue to support customers running Agile solutions with non-Oracle ERP and CRM applications?
A.

Oracle plans to continue to support Agile’s solutions with non-Oracle ERP and CRM applications. Agile products are designed to operate in heterogeneous design and enterprise application environments. Agile has a proven track record of quick, successful implementations in both standalone situations, and with packaged integrations to Oracle, SAP and other ERP/SCM systems as well as to leading CAD systems. Oracle plans to support this range of options. Additionally, Oracle Product Master Data Management solution, PIM Data Hub will allow customers to manage enterprise product record across multiple heterogeneous environments to build a strong foundation for their enterprise PLM strategy with Agile PLM.

Q.	How compatible are Agile’s products with Oracle’s products?
A:

Agile’s flagship A9 product is built based on open standards such as J2EE which Oracle has been reinforcing as an industry open standard. Agile products are fully certified on our Oracle Fusion Middleware and Oracle Database technology.

Q. What should existing users of Oracle PLM do and what should they expect?

A. The proposed acquisition of Agile underscores Oracle’s commitment to building and supplying a best-

in-class, integrated Enterprise PLM platform to its customer base. We plan to protect and support customers’ investments in Oracle PLM products, in addition to offering Agile’s comprehensive capabilities and a compelling end-to-end solution footprint. After the transaction closes, we plan to provide more information about our integration plans. In addition, Oracle plans to continue its investment in the complementary product Oracle PIM Data Hub, with a planned integration to Agile PLM.  This further strengthens our product master data management role in consolidating and managing the enterprise product record across heterogeneous environments.

Customers and Partners

Q.	How is the proposed transaction between Oracle and Agile expected to benefit Agile customers?
A.	Agile and Oracle have complementary products and a shared focus on providing a best-in-class, integrated, enterprise PLM application. Agile customers are expected to benefit in a number of ways:
•	Increased R&D investment in Agile products
•	Extended value from integrated Oracle products

•	Investment protection, extension and enhancements as Agile and Oracle provide better integration of their complementary solutions
•	Access to Oracle’s global support and services organizations

Q.	How will customers’ investments in Agile solutions be protected by Oracle?
A.

Customer investments in Agile solutions will be supported and protected. Agile’s current product plans and support plans continue. In addition, Oracle plans to continue development of Agile’s solutions on an ongoing basis.

After the transaction closes, Oracle plans to:

•	Make Agile the go-forward PLM solution for Oracle
•	Continue to sell and support Agile products in “standalone” situations as well as integrated with both Oracle and non-Oracle environments.
•	Provide leadership to drive broader adoption of Enterprise PLM message across industry leaders and strategic partners, to realize PLM market potential and growth

This will:

•	Provide a stronger, more strategic partner
•	Create continuity in roadmap and direction
•	Ensure smooth transition for customers without interruption
•

Deliver improved Service and Support through the breadth and scale of Oracle’s field sales, service and customer support organization. Global 24x7 distribution and support network for streamlined commercial relationship

Q. As an Oracle customer, how can I benefit from Agile’s products and services capabilities after the transaction closes?

A. The proposed combination of Oracle and Agile is expected to provide Oracle customers with a comprehensive enterprise architecture that includes a best-in-class, integrated enterprise PLM solution that would allow customers to:

•	Manage the complete product lifecycle – from innovation, customer needs management, new product development and introduction, high-volume sales to service and maintenance
•	Manage product information across multiple design systems – CAD agnostic and other types of design systems e.g software source systems
•	Be fully integrated in to customer enterprise architecture - manufacturing, supply chain, fulfillment, service and customer

Combined solution is expected to enable customers to

•	Accelerate new product development and introductions
•	Manage product innovation and voice of customer
•	Manage and control enterprise product data
•	Manage compliance throughout the product lifecycle
•	Make better decisions across product portfolio
•	Manage product demand chain and supply chains optimally

Q.	How is the proposed transaction expected to benefit partners?
A.

After the transaction is complete, Oracle and Agile partners will benefit by working with a single vendor to address customer needs for product lifecycle management. Oracle partners are expected to benefit from Agile’s best-in-class solutions for PLM. Agile partners are expected to benefit from

Oracle’s increased support of Agile partners and increased investment in Agile products. Both companies’ partners are expected to benefit from the complementary solutions that provide an opportunity to increase business value and drive down cost of ownership throughout an integrated, standards-based enterprise software stack.

Q.	How will Oracle continue to support and broaden relationships with Agile partners?
A.	Oracle plans to continue to:
•	Provide access to Oracle PartnerNetwork and establish a partner focus area for Agile partners
•	Support OEM partners and grow relationships
•	Accelerate go-to-market capabilities with Agile’s partners.
•	Work with key System Integrators to drive further innovation in PLM

.

Q.	How is this acquisition expected to impact any existing project, deployment, or services engagements?
A.	Agile and Oracle remain separate companies until the closing of the acquisition. It is not expected that this transaction will impact any existing project, deployment or services engagement.

Q.	How will Oracle provide for a smooth integration of the two companies after the closing?
A.

Oracle is very focused on customer satisfaction and plans to provide for a smooth transition without customer disruption. Oracle is experienced with integrating companies quickly and efficiently. Oracle will provide dedicated personnel from key functional areas for integration and utilize proven templates and processes for repeatable success in integration. We will communicate regularly throughout this process to keep our customers, our partners and employees well informed.

Business Continuity

Q.	Can I still purchase Agile products?
A.	Yes, Agile and Oracle remain separate companies until the closing of the acquisition. Please contact your Agile sales representative to assist you, or visit www.Agile.com for contact information.

Q.	Should Agile customers continue to call the Agile support?
A.

Yes. Until the closing of the transaction, Agile continues to operate as a separate business. Agile customers will continue to receive support and services from Agile, and should continue to use existing Agile contacts for support, professional services, and sales to address immediate and ongoing needs. We will communicate all changes and transitions occurring after the close of the transaction well in advance through these familiar channels.

Q.	Should Agile customers continue to contact their Agile sales representative?
A.	Yes. Until the closing of the transaction, Agile continues to operate as a separate business and, until further advised, customers should continue to rely on existing relationships.

Q.	Will training on Agile products continue?
A.

Yes. Until the closing of the transaction, Agile continues to operate as a separate business. After the transaction closes, we currently plan to combine the Agile education program with Oracle University. We want to ensure that our customers’ software provides the best possible service for their organizations, and we know excellent training is critical to reach that goal.

Q.	Will existing Agile customer contracts be honored after the closing of the transaction?
A.

Yes. Oracle intends to honor the terms and conditions of existing Agile contracts for all existing license and service projects after the closing. Technical support will continue to be governed by the terms of the Agile maintenance agreement until the current support term expires. At the first renewal with Oracle, customers’ support services (and not licenses) will be migrated to an Oracle License and Services Agreement (OLSA), which will govern the next support term.   The OLSA will not govern

customers' Agile license(s).  New orders under existing Agile contracts may include order specific modifications to meet the requirements of Oracle's order taking policies

Q.	Will the Agile leadership and employees be retained?
A.

The goal of this combination is to complement the offerings of Oracle. The acquisition of Agile significantly increases Oracle’s commitment to enterprise PLM. Agile’s employees have significant domain expertise in PLM and will be an integral part of the PLM business within Oracle for the combined companies.

Q.	What is the acquisition integration timeline?
A.

Until the transaction officially closes, we cannot comment on future integration plans, but we will communicate any updates with customers when they become available.  We currently expect the transaction to close in July 2007.

Q.	Where can I find out more information about the proposed Oracle and Agile combination?
A.	For more information, please visit Oracle.com/Agile or Agile.com/Oracle.

The above is for informational purposes and may not be incorporated into a contract. IT IS NOT A COMMITMENT TO DELIVER ANY MATERIAL, CODE, OR FUNCTIONALITY, AND SHOULD NOT BE RELIED UPON IN MAKING PURCHASING DECISION. THE DEVELOPMENT, RELEASE, AND TIMING OF ANY FEATURES OR FUNCTIONALITY DESCRIBED FOR ORACLE’S PRODUCTS REMAINS AT THE SOLE DISCRETION OF ORACLE. THE DEVELOPMENT, RELEASE, AND TIMING OF ANY FEATURES OR FUNCTIONALITY DESCRIBED FOR AGILE'S PRODUCTS REMAINS AT THE SOLE DISCRETION OF AGILE. This acquisition is subject to the satisfaction of a variety of conditions. Oracle is not affiliated with Agile and Agile is not affiliated with Oracle until the official close of the transaction.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Agile including statements that involve risks and uncertainties concerning Oracle's proposed acquisition of Agile.   Actual events or results may differ materially from those described in this press release due to a number of risks and uncertainties, many of which are beyond the control of Oracle and Agile. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, general economic conditions, industry specific conditions.  In addition, please refer to the documents that Oracle and Agile, respectively, file with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle and Agile’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Agile.  Oracle and Agile are under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

 Additional Information About the Merger and Where to Find It

Agile will file with the SEC a proxy statement and Agile and Oracle will file other relevant materials in connection with the proposed acquisition of Agile by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Aqua Acquisition Corp., a wholly-owned subsidiary of Oracle, and Agile. The materials to be filed by Agile with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders of Agile are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

Oracle and certain of Oracle's executive officers and directors may be deemed to be participants in the solicitation of proxies of Agile stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle's executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available.

Agile and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Agile stockholders in favor of the proposed transaction.  Certain executive officers and directors of Agile have interests in the transaction that may differ from the interests of stockholders generally.  These interests will be described in the proxy statement when it becomes available.

This presentation is for informational purposes only and may not be incorporated into a contract.